Basis Of Presentation And Summary Of Significant Accounting Policies	12 Months Ended
Sep. 26, 2015
Basis Of Presentation And Summary Of Significant Accounting Policies [Abstract]
Basis Of Presentation And Summary Of Significant Accounting Policies

1. Basis of Presentation and Summary of Significant Accounting Policies

Background

Berry Plastics Group, Inc. (“Berry,” “we,” or the “Company”) is a leading provider of value-added plastic consumer packaging and engineered materials with a track record of delivering high-quality customized solutions to our customers. Representative examples of our products include specialty closures, prescription vials, specialty films, adhesives, corrosion protection materials, and nonwovens, as well as drink cups, thin-wall containers, and bottles. We sell our products predominantly into stable, consumer-oriented end-markets, such as healthcare, personal care, and food and beverage.

Basis of Presentation

Periods presented in these financial statements include fiscal periods ending September 26, 2015 (“fiscal 2015”), September 27, 2014 (“fiscal 2014”), and September 28, 2013 (“fiscal 2013”). Berry, through its wholly-owned subsidiaries operates in three primary segments: Consumer Packaging, Health, Hygiene & Specialties, and Engineered Materials. The Company’s customers are located principally throughout the United States, without significant concentration with any one customer. The Company performs periodic credit evaluations of its customers’ financial condition and generally does not require collateral. The Company’s fiscal year is based on fifty two week periods. The Company has evaluated subsequent events through the date the financial statements were issued.

In November 2015, the Company reorganized into three operating segments: Consumer Packaging, Health, Hygiene & Specialties, and Engineered Materials. The Consumer Packaging segment consists of our historical Rigid Open Top and Rigid Closed Top segments, the food and consumer films business that was historically reported in our Flexible Packaging segment, and the custom shrink films business that was historically reported in our Engineered Materials segment. The Health, Hygiene & Specialties segment includes the recently acquired Avintiv business, as well as the personal care films and international businesses that were historically reported in our Flexible Packaging segment. The Engineered Materials segment includes the historical Engineered Materials segment excluding the custom shrink films business, and the converter films business that was historically reported in our Flexible Packaging segment.

The consolidated financial statements include the accounts of Berry and its subsidiaries, all of which includes our wholly owned and majority owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. Where our ownership of consolidated subsidiaries is less than 100% the non-controlling interests are reflected in Non-controlling interest and Redeemable non-controlling interests.

Revenue Recognition

Revenue from the sales of products is recognized at the time title and risks and rewards of ownership pass to the customer, there is persuasive evidence of an arrangement, the sales price is fixed and determinable and collection is reasonably assured. Provisions for certain rebates, sales incentives, trade promotions, coupons, product returns and discounts to customers are accounted for as reductions in gross sales to arrive at net sales. In accordance with the Revenue Recognition standards of the Accounting Standards Codification (“Codification” or “ASC”), the Company provides for these items as reductions of revenue at the later of the date of the sale or the date the incentive is offered. These provisions are based on estimates derived from current program requirements and historical experience.

Shipping, handling, purchasing, receiving, inspecting, warehousing, and other costs of distribution are presented in Cost of goods sold in the Consolidated Statements of Income. The Company classifies amounts charged to its customers for shipping and handling in Net sales in the Consolidated Statements of Income.

Purchases of Raw Materials and Concentration of Risk

The largest supplier of the Company’s total resin material requirements represented approximately 21% of purchases in fiscal 2015. The Company uses a variety of suppliers to meet its resin requirements.

Research and Development

Research and development costs are expensed when incurred. The Company incurred research and development expenditures of $33 million, $32 million, and $28 million in fiscal 2015, 2014, and 2013, respectively.

Stock-Based Compensation

The compensation guidance of the FASB requires that the compensation cost relating to share-based payment transactions be recognized in financial statements based on alternative fair value models. The share-based compensation cost is measured based on the fair value of the equity or liability instruments issued. The Company’s share-based compensation plan is more fully described in Note 12. The Company recorded total stock compensation expense of $21 million, $15 million, and $16 million for fiscal 2015, 2014 and 2013, respectively.

In August 2013, the Company recorded an $8 million stock compensation charge related to certain modifications to prior Berry Plastics Incentive Plans, and amended outstanding non-qualified stock option agreements to reflect such modifications.

The Company utilizes the Black-Scholes option valuation model for estimating the fair value of the stock options. The model allows for the use of a range of assumptions. Expected volatilities utilized in the Black-Scholes model are based on implied volatilities from traded stocks of peer companies. Similarly, the dividend yield is based on historical experience and the estimate of future dividend yields. The risk-free interest rate is derived from the U.S. Treasury yield curve in effect at the time of grant. The Company’s options have a ten year contractual life. For purposes of the valuation model in fiscal years 2015, 2014, and 2013, the Company used the simplified method for determining the granted options expected lives. The fair value for options granted has been estimated at the date of grant using a Black-Scholes model, with the following weighted average assumptions:

	Fiscal year
	2015	2014	2013
Risk-free interest rate	1.6%	1.3%	0.6%
Dividend yield	0.0%	0.0%	0.0%
Volatility factor	.30	.33	.38
Expected option life	7 years	7 years	7 years

Foreign Currency

For the non-U.S. subsidiaries that account in a functional currency other than U.S. Dollars, assets and liabilities are translated into U.S. Dollars using period-end exchange rates. Sales and expenses are translated at the average exchange rates in effect during the period. Foreign currency translation gains and losses are included as a component of Accumulated other comprehensive income (loss) within stockholders’ equity (deficit). Gains and losses resulting from foreign currency transactions are included in the Consolidated Statements of Income.

Cash and Cash Equivalents

All highly liquid investments purchased with a maturity of three months or less from the time of purchase are considered to be cash equivalents.

Allowance for Doubtful Accounts

The Company’s accounts receivable and related allowance for doubtful accounts are analyzed in detail on a quarterly basis and all significant customers with delinquent balances are reviewed to determine future collectability. The determinations are based on legal issues (such as bankruptcy status), past history, current financial and credit agency reports, and the experience of the credit representatives. Reserves are established in the quarter in which the Company makes the determination that the account is deemed uncollectible. The Company maintains additional reserves based on its historical bad debt experience. The following table summarizes the activity for fiscal years ended for the allowance for doubtful accounts:

	2015	2014	2013
Allowance for doubtful accounts, beginning	$3	$3	$3
Bad debt expense	2	—	1
Write-offs against allowance	(2)	—	(1)
Allowance for doubtful accounts, ending	$3	$3	$3

Inventories

Inventories are stated at the lower of cost or market and are valued using the first-in, first-out method. Management periodically reviews inventory balances, using recent and future expected sales to identify slow-moving and/or obsolete items. The cost of spare parts is charged to cost of goods sold when purchased. We evaluate our reserve for inventory obsolescence on a quarterly basis and review inventory on-hand to determine future salability. We base our determinations on the age of the inventory and the experience of our personnel. We reserve inventory that we deem to be not salable in the quarter in which we make the determination. We believe, based on past history and our policies and procedures, that our net inventory is salable. Our inventory reserves were $20 million and $19 million as of fiscal 2015 and fiscal 2014, respectively. Inventory as of fiscal 2015 and 2014 was:

	2015	2014
Inventories:
Finished goods	$309	$353
Raw materials	213	251
	$522	$604

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is computed primarily by the straight-line method over the estimated useful lives of the assets ranging from 15 to 25 years for buildings and improvements, 2 to 10 years for machinery, equipment, and tooling and over the term of the agreement for capital leases. Leasehold improvements are depreciated over the shorter of the useful life of the improvement or the lease term. Repairs and maintenance costs are charged to expense as incurred. The Company capitalized interest of $6 million, $6 million, and $5 million in fiscal 2015, 2014, and 2013, respectively. Property, plant and equipment as of fiscal 2015 and 2014 was:

	2015	2014
Property, plant and equipment:
Land, buildings and improvements	$367	$363
Equipment and construction in progress	2,618	2,509
	2,985	2,872
Less accumulated depreciation	(1,691)	(1,508)
	$1,294	$1,364

Long-lived Assets

Long-lived assets, including property, plant and equipment and definite lived intangible assets are reviewed for impairment in accordance with the Property, plant and equipment standard of the ASC whenever facts and circumstances indicate that the carrying amount may not be recoverable. Specifically, this process involves comparing an asset’s carrying value to the estimated undiscounted future cash flows the asset is expected to generate over its remaining life. If this process were to result in the conclusion that the carrying value of a long-lived asset would not be recoverable, a write-down of the asset to fair value would be recorded through a charge to operations. Fair value is determined based upon discounted cash flows or appraisals as appropriate. Long-lived assets that are held for sale are reported at the lower of the assets’ carrying amount or fair value less costs related to the assets’ disposition. We recorded impairment charges totaling $2 million, $7 million, and $5 million to write-down long-lived assets to their net realizable valuables during fiscal years 2015, 2014, and 2013 respectively.

Goodwill

The Company follows the principles provided by the Goodwill and Other Intangibles standard of the ASC. Goodwill is not amortized but rather tested annually for impairment. The Company performs their annual impairment assessment on the first day of the fourth quarter in each respective fiscal year. The Company has recognized cumulative charges for goodwill impairment of $165 million which occurred in fiscal 2011. For purposes of conducting our annual goodwill impairment test prior to the November 2015 realignment, the Company determined that we had six reporting units, Open Top, Rigid Closed Top, Engineered Films, Flexible Packaging, International and Tapes. We determined that each of the components within our respective reporting units should be aggregated. We reached this conclusion because within each of our reporting units, we have similar products, management oversight, production processes and markets served which allow us to share assets and resources across the product lines. We regularly re-align our production equipment and manufacturing facilities in order to take advantage of cost savings opportunities, obtain synergies and create manufacturing efficiencies. In addition, we utilize our research and development centers, design center, tool shops, and graphics center which all provide benefits to each of the reporting units and work on new products that can benefit multiple product lines. We also believe that the goodwill is recoverable from the overall operations of the unit given the similarity in production processes, synergies from leveraging the combined resources, common raw materials, common research and development, similar margins and similar distribution methodologies. In fiscal year 2015, the Company applied the qualitative assessment and determined that it is more likely than not that the fair value of the reporting unit exceeded the carrying amount of each of their reporting units. The Company reached this conclusion based on the increased valuations within the packaging industry and projected future operating results and an increase in the Company’s common stock price, market capitalization and total enterprise value. In fiscal 2014, the

Company applied the qualitative assessment to determine whether it is more likely than not that the fair value of each reporting unit may be less than the carrying amount, and concluded that it was more likely than not that the fair value of each reporting unit exceeded the carrying except for the Rigid Open Top reporting unit due to the decline in that units operating income. The Company completed step 1 in Fiscal 2014 of the impairment test which indicated no impairment existed for Rigid Open Top. In fiscal 2013, the Company applied the qualitative assessment to determine whether it is more likely than not that the fair value of the reporting unit may be less than the carrying amount and determined that no impairment was indicated and therefore did not perform a two-step impairment test.

The changes in the carrying amount of goodwill by reportable segment are as follows:

	Consumer Packaging	Health, Hygiene & Specialties	Engineered Materials	Total
Balance as of fiscal 2013	$1,524	$27	$83	$1,634
Foreign currency translation adjustment	(2)	—	(2)	(4)
Acquisitions (realignment), net	2	22	5	29
Balance as of fiscal 2014	$1,524	$49	$86	$1,659
Foreign currency translation adjustment	(5)	(2)	(2)	(9)
Acquisitions, net	1	1	—	2
Balance as of fiscal 2015	$1,520	$48	$84	$1,652

Deferred Financing Fees

Deferred financing fees are amortized to interest expense using the effective interest method over the lives of the respective debt agreements.  Pursuant to ASC 835-30 the Company presents $5 million of its debt issuance costs on the balance sheet as a deduction from the carrying amount of the related debt liability instead of a deferred charge. In addition, the remaining $4 million of deferred charges, which relate to the Company’s revolving line of credit, are presented in Goodwill, intangible assets and deferred costs, net.

Intangible Assets

Customer relationships are being amortized using an accelerated amortization method which corresponds with the customer attrition rates used in the initial valuation of the intangibles over the estimated life of the relationships which range from 11 to 20 years. Trademarks that are expected to remain in use, which are indefinite lived intangible assets, are required to be reviewed for impairment annually. Technology intangibles are being amortized using the straight-line method over the estimated life of the technology which is 11 years. License intangibles are being amortized using the straight-line method over the life of the license which is 10 years. Patent intangibles are being amortized using the straight-line method over the shorter of the estimated life of the technology or the patent expiration date ranging from 10 to 20 years, with a weighted-average life of 15 years. The Company evaluates the remaining useful life of intangible assets on a periodic basis to determine whether events and circumstances warrant a revision to the remaining useful life. We completed the annual impairment test of our indefinite lived trade names and noted no impairment.

	Customer Relationships	Trademarks	Other Intangibles	Accumulated Amortization	Total
Balance as of fiscal 2013	$1,134	$283	$107	$(668)	$856
Adjustment for income taxes	(2)	—	(1)	—	(3)
Foreign currency translation adjustment	(3)	(1)	(2)	4	(2)
Amortization expense	—	—	—	(102)	(102)
Acquisition intangibles	38	—	5	—	43
Balance as of fiscal 2014	$1,167	$282	$109	$(766)	$792
Adjustment for income taxes	(3)	—	—	—	(3)
Foreign currency translation adjustment	(6)	(1)	(3)	4	(6)
Amortization expense	—	—	—	(91)	(91)
Acquisition intangibles	1	—	—	—	1
Balance as of fiscal 2015	$1,159	$281	$106	$(853)	$693

Insurable Liabilities

The Company records liabilities for the self-insured portion of workers’ compensation, health, product, general and auto liabilities. The determination of these liabilities and related expenses is dependent on claims experience. For most of these liabilities, claims incurred but not yet reported are estimated based upon historical claims experience.

Income Taxes

The Company accounts for income taxes under the asset and liability approach, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequence of events that have been recognized in the Company’s financial statements or income tax returns.  Income taxes are recognized during the period in which the underlying transactions are recorded.  Deferred taxes, with the exception of non-deductible goodwill, are provided for temporary differences between amounts of assets and liabilities as recorded for financial reporting purposes and such amounts as measured by tax laws.  If the Company determines that a deferred tax asset arising from temporary differences is not likely to be utilized, the Company will establish a valuation allowance against that asset to record it at its expected realizable value.  The Company recognizes uncertain tax positions when it is more likely than not that the tax position will be sustained upon examination by relevant taxing authorities, based on the technical merits of the position. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.  The Company’s effective tax rate is dependent on many factors including:  the impact of enacted tax laws in jurisdictions in which the Company operates; the amount of earnings by jurisdiction, due to varying tax rates in each country; and the Company’s ability to utilize foreign tax credits related to foreign taxes paid on foreign earnings that will be remitted to the U.S.

Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss). Other comprehensive losses include net unrealized gains or losses resulting from currency translations of foreign subsidiaries, changes in the value of our derivative instruments and adjustments to the pension liability.

The accumulated balances related to each component of other comprehensive income (loss) were as follows (amounts below are net of taxes):

	Currency Translation	Defined Benefit Pension and Retiree Health Benefit Plans	Interest Rate Hedges	Accumulated Other Comprehensive Loss
Balance as of fiscal 2012	$(15)	$(29)	$(3)	$(47)
Other comprehensive income (loss)	(5)	34	20	49
Provision for income taxes	—	(13)	(7)	(20)
Balance as of fiscal 2013	$(20)	$(8)	$10	$(18)
Other comprehensive loss	(16)	(11)	(3)	(30)
Provision for income taxes	—	4	1	5
Balance as of fiscal 2014	$(36)	$(15)	$8	$(43)
Other comprehensive loss	(45)	(16)	(33)	(94)
Provision for income taxes	—	6	12	18
Balance as of fiscal 2015	$(81)	$(25)	$(13)	$(119)

Accrued Rebates

The Company offers various rebates to customers based on purchases. These rebate programs are individually negotiated with customers and contain a variety of different terms and conditions. Certain rebates are calculated as flat percentages of purchases, while others included tiered volume incentives. These rebates may be payable monthly, quarterly, or annually. The calculation of the accrued rebate balance involves significant management estimates, especially where the terms of the rebate involve tiered volume levels that require estimates of expected annual sales. These provisions are based on estimates derived from current program requirements and historical experience. The accrual for customer rebates was $53 million and $50 million at the end of fiscal 2015 and 2014, respectively and is included in Accrued expenses and other current liabilities.

Pension

Pension benefit costs include assumptions for the discount rate, retirement age, and expected return on plan assets. Retiree medical plan costs include assumptions for the discount rate, retirement age, and health-care-cost trend rates. Periodically, the Company evaluates the discount rate and the expected return on plan assets in its defined benefit pension and retiree health benefit plans. In evaluating these assumptions, the Company considers many factors, including an evaluation of the discount rates, expected return on plan assets and the health-care-cost trend rates of other companies; historical assumptions compared with actual results; an analysis of current market conditions and asset allocations; and the views of advisers.

Net Income Per Share

The Company calculates basic net income per share based on the weighted-average number of outstanding common shares. The Company calculates diluted net income per share based on the weighted-average number of outstanding common shares plus the effect of dilutive securities.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make extensive use of estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of sales and expenses. Actual results could differ materially from these estimates. Changes in estimates are recorded in results of operations in the period that the event or circumstances giving rise to such changes occur.

Recently Issued Accounting Pronouncements

Income Taxes

In July 2013, the FASB issued Accounting Standards Update No. 2013-11: Income Taxes (Topic 740), Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Task Force) (“ASU 2013-11”). An entity is required to present unrecognized tax benefits as a decrease in a net operating loss, similar tax loss or tax credit carryforward if certain criteria are met. The determination of whether a deferred tax asset is available is based on the unrecognized tax benefit and the deferred tax asset that exists at the reporting date and presumes disallowance of the tax position at the reporting date. The guidance will eliminate the diversity in practice in the presentation of unrecognized tax benefits but will not alter the way in which entities assess deferred tax assets for realizability. The adoption of ASU 2013-11 did not have an impact on the Company’s consolidated financial statements.

Revenue Recognition

In May 2014, the FASB issued a final standard on revenue recognition. Under the new standard, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In order to do so, an entity would follow the five-step process for in-scope transactions: 1) identify the contract with a customer, 2) identify the separate performance obligations in the contract, 3) determine the transaction price, 4) allocate the transaction price to the separate performance obligations in the contract, and 5) recognize revenue when (or as) the entity satisfies a performance obligation. For public entities, the provisions of the new standard are effective for annual reporting periods beginning after December 15, 2017 and interim periods therein.  Early adoption for annual reporting periods beginning after December 15, 2016 is permitted. An entity can apply the new revenue standard retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application in retained earnings. There are areas within the standard that are currently under review and reconsideration by the FASB, which could lead to future updates to the standard. As the outcomes of this process could lead to changes to the standard, we are still in the process of determining our approach to the adoption of this new standard, and the anticipated impact to the consolidated financial statements.

Classification of Debt Issuance Costs

In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. This standard amends existing guidance to require the presentation of debt issuance costs in the balance sheet as a deduction from the carrying amount of the related debt liability instead of a deferred charge. It is effective for annual reporting periods beginning after December 15, 2015, but early adoption is permitted. The Company has elected to early adopt this guidance. The effects of the adoption for fiscal years ended September 26, 2015 and September 27, 2014, were a $5 million and $16 million, respectively, reduction of Goodwill, intangible assets, and deferred costs, net and Long-term debt, less current portion on the consolidated balance sheets by amounts classified as deferred costs.

Inventory

In July 2015, the FASB issued ASU 2015-11, Simplifying the Measurement of Inventory to simplify the guidance on the subsequent measurement of inventory, excluding inventory measured using last-in, first out or the retail inventory method. Under the new standard, inventory should be at the lower of cost and net realizable value. The new accounting guidance is effective for interim and annual periods beginning after December 15, 2016 with early adoption permitted. We are evaluating the effect this guidance will have on our consolidated financial statements and related disclosures, but do not expect the standard to have a material effect on our financial statements.

Business Combinations

In September 2015, the FASB issued ASU 2015-16, Business Combinations (Topic 805) — Simplifying the accounting for Measurement-Period Adjustments requires that the cumulative impact of a measurement period adjustment (including the impact on prior periods) be recognized in the reporting period in which the adjustment is identified. Entities should present separately on the face of the income statement or disclose in the footnotes the portion of the measurement period adjustment recorded in current-period earnings by line item that would have been recorded in previous reporting periods if the adjustment had been recognized as of the acquisition date. The new guidance is effective for interim and annual periods beginning after December 15, 2015 with early adoption permitted. We are evaluating the effect this guidance will have on our consolidated financial statements and related disclosures, but do not expect the standard to have a material effect on our financial statements.